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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OR EARLIEST EVENT REPORTED):  MAY 5, 1999



                               CONCORD EFS, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      000-13848             04-2462252
-------------------------------         ------------         ----------------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 Incorporation of Organization)         File Number)          Identification
 Number)

      2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee        38133
     --------------------------------------------------------       ------
             (Address of Principal Executive Offices)             (Zip Code)



                                (901) 371-8000
                                --------------
              (Registrant's telephone number, including area code)

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                               CONCORD EFS, INC.

                                   FORM 8-K

                                  MAY 5, 1999

ITEM 5.  OTHER EVENTS.

     On May 5, 1999, Concord EFS, Inc. (the "Company") filed with the Securities and Exchange Commission a registration statement on Form S-3 to register a total of 35,603,125 shares of its common stock for sale to the public. Of the 35,603,125 shares to be sold, 2,000,000 shares will be offered by the Company and 28,963,125 shares will be offered by selling stockholders who acquired their shares in connection with the acquisition by the Company of Electronic Payment Services, Inc. on February 26, 1999. An additional 4,640,000 shares will be offered by the Company to cover over-allotments. The Prospectus constituting part of the Registration Statement included, among other things, a description of the Company's business, as well as Management's Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 1996, 1997 and 1998. Such Prospectus is subject to completion.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Concord EFS, Inc.

Date:  May 5, 1999                  By:  /s/ Thomas J. Dowling
                                    ---------------------------
                                    Thomas J. Dowling
                                    Vice President and Chief
                                         Financial Officer